UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

Office Lease

As previously disclosed, on April 6, 2021, Jaguar Health, Inc. (the “Company”) entered into an Office Lease Agreement (the “Lease”) with M & E, LLC, a California Limited Liability Company (“Landlord”), to lease approximately 10,526 square feet of office space for two suites located at 200 Pine Street, San Francisco, California 94104 (the “Premises”). The original term of the Lease provided that the lease began on September 1, 2021 and would expire on August 31, 2024. On December 24, 2021, the Company entered into the First Amendment to the Lease (the “First Amendment”), which, among other things, modified the Lease to begin on December 22, 2021 and expire on February 28, 2025.

On October 25, 2023, the Company entered into a Second Amendment to the Lease (the “Second Amendment”), which, among other things, modified the date of expiration for one of the suites covered under the Lease from February 28, 2025 to August 31, 2030.

Pursuant to the Second Amendment, the base rent under the Lease was modified to read as follows:

	SUITE 400	SUITE 600
MONTHLY PERIOD	Monthly Basic Rental	Monthly Basic Rental	TOTAL MONTHLY BASIC RENTAL
9/1/2023 – 2/29/2024	$17,587.33	$21,683.56	$39,270.89
3/1/2024 – 8/31/2024	$17,587.33	$22,334.07	$39,921.40
9/1/2024 – 2/28/2025	$18,114.95	$22,334.07	$40,449.02
3/1/2025 – 8/31/2025	$18,114.95		$18,114.95
9/1/2025 – 8/31/2025	$18,658.40		$18,658.40
9/1/2026 – 8/31/2025	$19,218.15		$19,218.15
9/1/2027 – 8/31/2025	$19,794.70		$19,794.70
9/1/2028 – 8/31/2025	$20,388.54		$20,388.54
9/1/2029 – 8/31/2025	$21,000.20		$21,000.20

The description of the First Amendment and the Second Amendment contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the copy of the First Amendment and the Second Amendment filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to 200 Pine Street Office Lease, dated December 24, 2021, between Jaguar Health, Inc. and M & E, LLC.

10.2	Second Amendment to 200 Pine Street Office Lease, dated October 25, 2023, between Jaguar Health, Inc. and M & E, LLC.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	President and Chief Executive Officer

Date: December 1, 2023